UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2018
_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

		Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for  complying with any new or revised financial  accounting  standards provided  pursuant to Section 13(a) of

the Exchange Act.	[ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2018, the Board of Directors ("Board") of Lee Enterprises, Incorporated (the "Company") elected Timothy R. Millage, 37, as (a) Vice President of the Company and (b) Chief Financial Officer and Treasurer of the Company, effective August 1, 2018.

Since April 2018, Mr. Millage has served as the Company's Interim Chief Financial and acting Principal Accounting Officer.  He joined the Company's Corporate Finance team in 2010 as Assistant Corporate Controller.  From July 2012 to April 2018 he served as the Company's Corporate Controller.  Prior to joining the Company, he was an audit manager for Deloitte LLP, after serving as a senior auditor.

Effective August 1, 2018, Mr. Millage's annual cash base salary will be $375,000, with a maximum potential cash bonus of fifty percent (50%) of his annual base salary, but not to exceed $187,500, under the Company's Incentive Compensation Program.  Also, Mr. Millage will be eligible for discretionary bonuses.

In connection with his election as Vice President, effective August 1, 2018, Mr. Millage is eligible to receive an award of shares of the Company's restricted common stock ("Restricted Common Stock") up to twenty-five percent (25%) of his base salary ($93,750) in accordance with the Company's Amended and Restated 1990 Long-Term Incentive Plan ("LTIP").  Participants currently do not pay for Restricted Common Stock awarded under the LTIP.  Restricted Common Stock granted under the LTIP is subject to an agreement requiring forfeiture by the participant in the event of termination of employment within three years of the grant date for reasons other than normal retirement, death or disability.

Other than his employment with the Company, Mr. Millage has no other reportable relationships with the Company or its affiliates.

On August 1, 2018, the Company issued a news release that provides additional information about Mr. Millage.  A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits
	99.1	News Release of Lee Enterprises, Incorporated dated August 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/Kevin D. Mowbray
Date: August 3, 2018	By:
Kevin D. Mowbray
Vice President and Chief Executive Officer